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Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
December 31, 2001


Mercury
HW International
Value VIP
Portfolio
of Mercury HW Variable Trust


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund invests significantly in foreign stocks. Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic and other developments.


Mercury HW International Value VIP Portfolio of
Mercury HW Variable Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2001


Ten Largest                        Percent of
Equity Holdings                    Net Assets

TotalFinaElf SA                       2.7%
Henderson Land Development
Company Limited                       2.7
Canon, Inc.                           2.5
Hongkong Electric Holdings Limited    2.5
Unilever PLC                          2.4
Takefuji Corporation                  2.3
BNP Paribas SA                        2.2
Telefonica SA                         2.2
Aventis SA                            2.2
ING Groep NV                          2.1



Five Largest                       Percent of
Industries                         Net Assets

Regional Banks                        9.0%
Electric--Utilities                   5.7
Pharmaceuticals                       5.7
Diversified Telecommunication
Services                              4.6
Telecommunications                    4.2



IMPORTANT TAX INFORMATION
(UNAUDITED)


Of the ordinary income distributions paid to shareholders of record on December 10, 2001, 47.65% represent income from foreign sources. Additionally, there was $.024559 per share of foreign taxes associated with this distribution.

The foreign taxes represent taxes incurred by Mercury HW International Value VIP Portfolio (the "Fund") on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.
Please retain this information for your records.



December 31, 2001, Mercury HW International Value VIP Portfolio


DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to present to you this annual report of Mercury HW International Value VIP Portfolio. For the fiscal year ended December 31, 2001, the Portfolio had a total return of -12.90%, outperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which had a total return of -21.44%. (Complete performance information can be found on pages 5 and 6 of this report to shareholders.) The Fund performed better than the benchmark during the year because of strong stock selection in both Europe and Asia and a positive contribution from sector and currency allocation. By staying true to the value discipline, we avoided a number of stocks that suffered falls in their stock prices as a result of investor disappointment with their earnings expectations.

Value stocks continued to generate better returns than their growth counterparts during the course of the year, although the performance in the fourth quarter of 2001 saw a reversal of this trend. There were some exceptions within each universe, however, as cyclical stocks generally performed well from the end of September onward as near-term problems such as earnings shortfalls and rising unemployment were cast aside and attention was turned to the potential for recovery in 2002. Within the value sectors, material stocks, consumer durables and hotel stocks led the recovery, while in the growth universe, technology hardware and media enjoyed the strongest rebounds.

The best-performing sectors during the period featured retailing, energy, food and beverage, while the losers included technology hardware, software, telecommunication services and insurance. From a country perspective, the best performers were New Zealand, Australia, Ireland and Norway, with currency returns playing a very important role. This was particularly true for the weak performers, where a difficult market in Japan was compounded by a fall in the yen of 10% relative to the US dollar, giving an overall loss in value of almost 30%. Finland, Sweden and Italy also gave up significant ground, partly because of the technology-heavy nature of these countries' indexes. Despite our underweighted position in Japan, the Fund benefited from a number of excellent stock picks in this market, resulting in our holdings delivering a small positive return. Other features were good stock selection in the United Kingdom, Hong Kong and France.

The rally in the markets that occurred during the fourth quarter of 2001 removed a good deal of the apparent undervaluation that was seen at the end of the third quarter. The rally was led by a renewed confidence in an early economic rebound in the US economy in response to the dramatic monetary policy easing by the Federal Reserve Board. It is hard to foresee that the high beta stocks that have been the major drivers of most international markets will continue to remain the leading performers in anything but the short term, as there appears to be little valuation support in the aggregate for the technology and media sectors.



December 31, 2001, Mercury HW International Value VIP Portfolio


In the near term, we expect that the direction of most Asian markets will continue to be dominated by perceptions of the US economic outlook. We believe that surplus liquidity in Hong Kong could feed through to higher asset valuations. Australian shares appear fairly priced for a benign growth scenario, and we believe valuations may limit significant price appreciation. Japanese equities are set for a turbulent first quarter in 2002, with the specters of the bank regulatory inspection and the removal of government guarantees to protect savers looming large over the market. Against this backdrop, we anticipate that the Japanese government may be forced to initiate significant policy measures to reassure investors, and we expect volatility in the level of the market. European markets are valued in line with their historic averages and will need a resumption of earnings growth in late 2002 and 2003 to make significant progress.

From a valuation standpoint, the outlook is for a continued positive trend in the international markets in the short term although we are now approaching fair value territory, based on their historic relationship with long-term interest rates.

We anticipate that fundamental factors such as earnings and cash flow will be increasingly important to investors, and we believe that the Portfolio is well positioned for progress in the future.


In Conclusion
We appreciate your continued support of Mercury HW International
Value VIP Portfolio, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(James A. Macmillan)
James A. Macmillan
Portfolio Manager



February 6, 2002



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



December 31, 2001, Mercury HW International Value VIP Portfolio



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



RECENT PERFORMANCE RESULTS

                                    6-Month       12-Month   Since Inception
As of December 31, 2001           Total Return  Total Return   Total Return*

Mercury HW International Value
VIP Portfolio                       - 7.44%       - 12.90%       + 4.23%


*The Fund commenced operations on 6/10/98.



December 31, 2001, Mercury HW International Value VIP Portfolio



FUND PERFORMANCE DATA (CONCLUDED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in Mercury HW International Value VIP Portfolio*++ compared to a similar investment in Morgan Stanley Capital International EAFE
Index++++. Values illustrated are as follow:


Mercury HW International Value VIP Portfolio*++

Date                              Value

6/10/1998                       $10,000.00
December 1998                   $ 9,561.00
December 1999                   $11,632.00
December 2000                   $11,967.00
December 2001                   $10,423.00


Morgan Stanley Capital International EAFE Index++++

Date                              Value

6/30/1998                       $10,000.00
December 1998                   $10,351.00
December 1999                   $13,142.00
December 2000                   $11,280.00
December 2001                   $ 8,861.00


*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. **Commencement of operations.
++Mercury HW International Value VIP Portfolio seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests in international stocks.
++++The Morgan Stanley Capital International EAFE Index is an arithmetical average weighted by market value of the performance of over 1,000 non-US companies representing 20 stock markets in Europe, Australasia and the Far East. The starting date for the Index in the graph is from 6/30/98.

Past performance is not indicative of future results.



AVERAGE ANNUAL TOTAL RETURN
                                                  % Return

One Year Ended 12/31/01                            -12.90%
Since Inception (6/10/98) through 12/31/01         + 1.17



December 31, 2001, Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS

                                                                                      In US Dollars
                                                                                 Shares
Industry                                      Investments                         Held            Value
COMMON STOCKS--93.6%

Australia--0.7%

Insurance--0.7%               QBE Insurance Group Limited                        647,811      $ 2,546,799

                              Total Common Stocks in Australia                                  2,546,799


France--11.2%

Airlines--1.2%                Groupe Air France                                  293,305        4,293,450

Consumer/Office               Societe BIC SA                                     109,947        3,755,322
Products--1.1%

Metals & Mining--0.7%         Usinor SA                                          190,987        2,389,270

Multi-Utilities--1.1%         Suez SA                                            125,324        3,794,009

Oil--International--2.7%      TotalFinaElf SA                                     66,055        9,433,986

Pharmaceuticals--2.2%         Aventis SA                                         105,614        7,499,587

Regional Banks--2.2%          BNP Paribas SA                                      86,984        7,783,781

                              Total Common Stocks in France                                    38,949,405


Germany--3.1%

Banks--1.5%                   DePfa Deutsche Pfandbriefbank AG                    92,681        5,252,599

Electric--Utilities--1.6%     E.On AG                                            109,235        5,680,150

                              Total Common Stocks in Germany                                   10,932,749


Hong Kong--6.0%

Electric--Utilities--2.5%     Hongkong Electric Holdings Limited               2,361,000        8,780,441

Media--0.8%                   South China Morning Post Holdings Ltd.           4,461,000        2,803,178

Real Estate--2.7%             Henderson Land Development Company Limited       2,066,000        9,405,481

                              Total Common Stocks in Hong Kong                                 20,989,100


December 31, 2001, Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In US Dollars
                                                                                 Shares
Industry                                      Investments                         Held            Value
COMMON STOCKS (continued)

Ireland--5.2%

Containers &                  Jefferson Smurfit Group PLC                      3,320,835      $ 7,155,629
Packaging--2.0%

Foods Manufacturing--1.0%     Greencore Group PLC                              1,320,855        3,351,854

Regional Banks--2.2%          Allied Irish Banks PLC                              55,000          636,636
                              Allied Irish Banks PLC                             613,111        7,042,291
                                                                                              -----------
                                                                                                7,678,927

                              Total Common Stocks in Ireland                                   18,186,410


Italy--4.6%

Insurance--1.8%               Assicurazioni Generali                             227,518        6,320,559

Oil & Gas--1.3%               ENI SpA                                            368,080        4,614,557

Telecommunications--1.5%      Telecom Italia SpA                                 588,186        5,027,720

                              Total Common Stocks in Italy                                     15,962,836


Japan--16.5%

Chemicals--0.6%               Sumitomo Bakelite Company Limited                  356,000        2,175,767

Diversified Financials--1.5%  Sanyo Shinpan Finance Co., Ltd.                    192,000        5,083,473

Diversified                   Nippon Telegraph & Telephone
Telecommunication             Corporation (NTT)                                      950        3,095,147
Services--0.9%

Electronic Equipment &        Hitachi Ltd.                                       926,000        6,782,848
Instruments--1.9%

Finance--2.3%                 Takefuji Corporation                               113,100        8,180,894

Hotels, Restaurants &         Namco Ltd.                                         358,000        6,828,933
Leisure--2.0%

Household Durables--1.6%      Matsushita Electric Industrial
                              Company, Ltd.                                      441,000        5,663,078

Machinery--0.8%               Komatsu Ltd.                                       741,000        2,651,679


December 31, 2001, Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In US Dollars
                                                                                 Shares
Industry                                      Investments                         Held            Value
COMMON STOCKS (continued)

Japan (concluded)

Office Equipment &            Canon, Inc.                                        257,000      $ 8,843,812
Supplies--2.5%

Pharmaceuticals--1.8%         Yamanouchi Pharmaceutical Co., Ltd.                239,000        6,309,629

Small Loans &                 Promise Co., Ltd.                                   37,000        2,001,602
Finance--0.6%

                              Total Common Stocks in Japan                                     57,616,862


Netherlands--8.1%

Chemicals/                    Akzo Nobel NV                                      165,199        7,376,723
Pharmaceuticals--2.1%

Commercial Services &         Vedior NV `A'                                      301,781        3,619,467
Supplies--1.1%

Diversified Financials--2.1%  ING Groep NV                                       293,355        7,480,862

Electronics--1.0%             Koninklijke (Royal) Philips Electronics NV         114,654        3,407,695

Regional Banks--1.8%          ABN AMRO Holding NV                                394,197        6,349,464

                              Total Common Stocks in the Netherlands                           28,234,211


New Zealand--1.3%

Diversified                   Telecom Corporation of
Telecommunication             New Zealand Limited                              2,097,000        4,365,954
Services--1.3%

                              Total Common Stocks in New Zealand                                4,365,954


Norway--1.6%

Diversified                   Telenor A/S                                      1,289,663        5,550,154
Telecommunication
Services--1.6%

                              Total Common Stocks in Norway                                     5,550,154


December 31, 2001, Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                      In US Dollars
                                                                                 Shares
Industry                                      Investments                         Held            Value
COMMON STOCKS (continued)

Portugal--2.1%

Electric--Utilities--1.6%     Electricidade de Portugal, SA (EDP)              2,545,973      $ 5,531,320

Telecommunications--0.5%      ++Portugal Telecom SA (Registered Shares)          239,478        1,865,773

                              Total Common Stocks in Portugal                                   7,397,093


Singapore--1.1%

Computers &                   Creative Technology Limited                        483,500        3,940,525
Peripherals--1.1%

                              Total Common Stocks in Singapore                                  3,940,525


Spain--4.2%

Oil--Integrated--2.0%         Repsol-YPF, SA                                     483,671        7,054,222

Telecommunications--2.2%      ++Telefonica SA                                    565,764        7,571,457

                              Total Common Stocks in Spain                                     14,625,679


Sweden--1.6%

Household Products--1.6%      Electrolux AB 'B'                                  382,025        5,699,583

                              Total Common Stocks in Sweden                                     5,699,583


Switzerland--4.9%

Building Products--1.6%       Gerberit International AG
                              (Registered Shares)                                 25,806        5,774,215

Insurance--0.7%               Zurich Financial Services AG                        10,320        2,421,032

Machinery--0.9%               Saurer AG (Registered Shares)                       49,045          886,195
                              Sulzer AG (Registered Shares)                       12,614        1,937,343
                                                                                              -----------
                                                                                                2,823,538

Medical--0.0%                 Sulzer Medica AG (Registered Shares)                 2,781          117,250

Pharmaceuticals--1.7%         Novartis AG (Registered Shares)                    164,280        5,936,758

                              Total Common Stocks in Switzerland                               17,072,793


December 31, 2001, Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                      In US Dollars
                                                                                 Shares
Industry                                      Investments                         Held            Value
COMMON STOCKS (concluded)

United Kingdom--21.4%

Aerospace &                   BAE Systems PLC                                  1,322,097      $ 5,955,337
Defense--1.7%

Airports--1.6%                BAA PLC                                            700,377        5,611,404

Building Materials--1.8%      Hanson PLC                                         897,338        6,190,372

Diversified                   Smiths Industries PLC                              439,187        4,327,335
Companies--3.0%               Tomkins PLC                                      2,080,760        6,420,077
                                                                                              -----------
                                                                                               10,747,412

Diversified                   BT Group PLC                                       896,231        3,300,068
Telecommunication
Services--0.9%

Electronic Equipment &        Spirent PLC                                      1,057,678        2,432,164
Instruments--0.7%

Energy--0.0%                  British Energy PLC (Deferred Shares)                54,000                1

Food & Drug                   J Sainsbury PLC                                  1,182,587        6,299,362
Retailing--1.8%

Foods--2.4%                   Unilever PLC                                     1,007,162        8,267,245

Insurance--                   CGNU PLC                                           442,836        5,446,055
Multiline--1.6%

Publishing--1.0%              Reed International PLC                             426,796        3,540,606

Regional Banks--2.8%          Lloyds TSB Group PLC                               335,006        3,637,255
                              Royal Bank of Scotland Group PLC                   259,641        6,318,179
                                                                                              -----------
                                                                                                9,955,434

Security Services--1.2%       Chubb PLC                                        1,601,579        4,009,213

Specialty Retail--0.9%        Lex Service PLC                                    402,160        3,072,844

                              Total Common Stocks in the United Kingdom                        74,827,517

                              Total Common Stocks (Cost--$334,520,916)                        326,897,670


December 31, 2001, Mercury HW International Value VIP Portfolio


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                      In US Dollars
                                                                                 Shares
Industry                                      Investments                         Held            Value
PREFERRED STOCKS--1.4%

Germany--1.4%

Health Care                   Fresenius Medical Care AG                          113,894     $  5,070,561
Providers &
Services--1.4%

                              Total Preferred Stocks (Cost--$4,681,234)                         5,070,561

                              Total Investments (Cost--$339,202,150)--95.0%                   331,968,231
                              Time Deposit*--3.9%                                              13,452,694
                              Other Assets Less Liabilities--1.1%                               3,897,359
                                                                                             ------------
                                Net Assets--100.0%                                           $349,318,284
                                                                                             ============


++Non-income producing security.
*Time deposit bears interest at 0.55% and matures on 1/02/2002.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value VIP Portfolio


STATEMENT OF ASSETS AND LIABILITIES


As of December 31, 2001
Assets:
Investments, at value (identified cost--$339,202,150)                                       $ 331,968,231
Cash                                                                                               11,416
Foreign cash                                                                                       23,228
Time deposit                                                                                   13,452,694
Receivables:
  Capital shares sold                                                      $   4,229,136
  Dividends                                                                      910,495        5,139,631
                                                                           -------------
Prepaid expenses                                                                                    2,457
                                                                                            -------------
Total assets                                                                                  350,597,657
                                                                                            -------------

Liabilities:
Payables:
  Securities purchased                                                           472,464
  Investment adviser                                                             243,233
  Capital shares redeemed                                                        133,507
  Reorganization costs                                                           132,860          982,064
                                                                           -------------
Accrued expenses and other liabilities                                                            297,309
                                                                                            -------------
Total liabilities                                                                               1,279,373
                                                                                            -------------

Net Assets:
Net assets                                                                                  $ 349,318,284
                                                                                            =============

Net Assets Consist of:
Paid-in capital                                                                             $ 408,358,037
Undistributed investment income--net                                       $   7,387,233
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                        (59,195,488)
Unrealized depreciation on investments and foreign currency
  transactions--net                                                          (7,231,498)
                                                                           -------------
Total accumulated losses--net                                                                (59,039,753)
                                                                                            -------------
Net assets--Equivalent to $9.69 per share based on
  36,043,304 shares outstanding++                                                           $ 349,318,284
                                                                                            =============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value VIP Portfolio


STATEMENT OF OPERATIONS


For the Year Ended December 31, 2001
Investment Income:
Dividends (net of $965,512 foreign withholding tax)                                         $  11,071,545
Interest and discount earned                                                                      501,480
                                                                                            -------------
Total income                                                                                   11,573,025
                                                                                            -------------

Expenses:
Investment advisory fees                                                   $   3,054,581
Accounting services                                                              315,590
Custodian fees                                                                   298,644
Professional fees                                                                202,507
Reorganization costs                                                              91,928
Trustees' fees and expenses                                                       56,354
Printing and shareholder reports                                                  41,466
Registration fees                                                                 33,258
Amortization of organization expenses                                             10,939
Pricing fees                                                                       8,254
Transfer agent fees                                                                   82
Other expenses                                                                    19,234
                                                                           -------------
Total expenses                                                                                  4,132,837
                                                                                            -------------
Investment income--net                                                                          7,440,188
                                                                                            -------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized loss from:
  Investments--net                                                          (38,893,700)
  Foreign currency transactions--net                                           (895,651)     (39,789,351)
                                                                           -------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                          (22,602,171)
  Foreign currency transactions--net                                              13,716     (22,588,455)
                                                                           -------------    -------------
Net Decrease in Net Assets Resulting from Operations                                        $(54,937,618)
                                                                                            =============

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value VIP Portfolio


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                                      For the
                                                                                     Year Ended
                                                                                    December 31,
Increase (Decrease)in Net Assets:                                              2001               2000
Operations:
Investment income--net                                                     $   7,440,188    $   7,604,609
Realized gain (loss) on investments and foreign currency
  transactions--net                                                         (39,789,351)       11,537,166
Change in unrealized appreciation/depreciation
  on investments and foreign currency transactions--net                     (22,588,455)      (5,926,597)
                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from
  operations                                                                (54,937,618)       13,215,178
                                                                           -------------    -------------

Dividends & Distributions to Shareholders:
Investment income--net                                                       (9,492,333)      (3,616,986)
Realized gain on investments--net                                            (9,684,296)      (1,728,083)
                                                                           -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders                                             (19,176,629)      (5,345,069)
                                                                           -------------    -------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions            67,140,815       63,587,744
                                                                           -------------    -------------

Net Assets:
Total increase(decrease) in net assets                                       (6,973,432)       71,457,853
Beginning of year                                                            356,291,716      284,833,863
                                                                           -------------    -------------
End of year*                                                               $ 349,318,284    $ 356,291,716
                                                                           =============    =============

*Undistributed investment income--net                                      $   7,387,233    $   8,107,098
                                                                           =============    =============

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value VIP Portfolio


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                                               For the
                                                                                                Period
                                                                       For the                 June 10,
                                                                      Year Ended              1998++ to
                                                                     December 31,              Dec. 31,
Increase (Decrease) in Net Asset Value:                   2001           2000         1999       1998
Per Share Operating Performance:
Net asset value, beginning of period                  $   11.68      $   11.52    $    9.52     $   10.00
                                                      ---------      ---------    ---------     ---------
Investment income--net                                  .20++++            .22          .15           .04
Realized and unrealized gain (loss) on
  investments--net                                       (1.71)            .10         1.91         (.48)
                                                      ---------      ---------    ---------     ---------
Total from investment operations                         (1.51)            .32         2.06         (.44)
                                                      ---------      ---------    ---------     ---------
Less dividends and distributions:
  Investment income--net                                  (.24)          (.11)        (.06)         (.04)
  Realized gain on investments--net                       (.24)          (.05)           --            --
                                                      ---------      ---------    ---------     ---------
Total dividends and distributions                         (.48)          (.16)        (.06)         (.04)
                                                      ---------      ---------    ---------     ---------
Net asset value, end of period                        $    9.69      $   11.68    $   11.52     $    9.52
                                                      =========      =========    =========     =========

Total Investment Return:**
Based on net asset value per share                     (12.90%)          2.85%       21.68%    (4.38%)+++
                                                      =========      =========    =========     =========

Ratios to Average Net Assets:
Expenses, excluding reorganization expenses                .99%           .93%        1.01%        1.05%*
                                                      =========      =========    =========     =========
Expenses                                                  1.01%           .93%        1.01%        1.05%*
                                                      =========      =========    =========     =========
Investment income--net                                    1.83%          2.20%        1.63%        1.09%*
                                                      =========      =========    =========     =========

Supplemental Data:
Net assets, end of period (in thousands)              $ 349,318      $ 356,292    $ 284,834     $ 289,135
                                                      =========      =========    =========     =========
Portfolio turnover                                          62%            39%          71%           24%
                                                      =========      =========    =========     =========

*Annualized.
**Total investment returns exclude insurance-related fees and expenses.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2001, Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury HW International Value VIP Portfolio (the "Fund") is a fund of Mercury HW Variable Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Shares of the Fund are not offered to the general public, but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The effect on operations is recorded from the date the Fund enters into such contracts.



December 31, 2001, Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Deferred organization expenses--Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.



December 31, 2001, Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,692,518 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $360,288 has been reclassified between undistributed net investment income and paid-in capital. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of 1.35% as applied to the Fund's daily net assets through April 30, 2002.

Mercury Advisors has entered into subadvisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML & Co. The subadvisory arrangements are for investment research, recommendations and other investment-related services to be provided to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $37,014 in commissions on the execution of portfolio security transactions for the Fund for the year ended
December 31, 2001.



December 31, 2001, Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

Prior to January 1, 2001, Mercury Advisors provided accounting services to the Fund at its cost and the Fund reimbursed Mercury Advisors for these services. Mercury Advisors continues to provide certain accounting services to the Fund. The Fund reimburses Mercury Advisors at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed Mercury Advisors an aggregate of $170,155 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, FAMD, PSI, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $239,636,261 and $318,840,705, respectively.

Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:


                                        Realized        Unrealized
                                     Gains (Losses)   Gains (Losses)

Long-term investments               $ (38,893,700)     $  (7,233,919)
Forward foreign exchange contracts          21,498                 --
Foreign currency transactions            (917,149)              2,421
                                    --------------     --------------
Total                               $ (39,789,351)     $  (7,231,498)
                                    ==============     ==============


As of December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $16,710,525, of which $18,422,484 related to appreciated securities and $35,133,009 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $362,131,450.



December 31, 2001, Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


4. Capital Share Transactions:
Transactions in capital shares for each class were as follows:



For the Year
Ended December 31, 2001                   Shares      Dollar Amount

Shares sold                             74,748,271     $  800,106,928
Shares issued resulting from
reorganization                          10,211,084        115,814,267
Shares issued to shareholders in
reinvestment of dividends and
distributions                            2,012,238         19,176,629
                                    --------------     --------------
Total issued                            86,971,593        935,097,824
Shares redeemed                       (81,431,267)      (867,957,009)
                                    --------------     --------------
Net increase                             5,540,326     $   67,140,815
                                    ==============     ==============



For the Year
Ended December 31, 2000                   Shares      Dollar Amount

Shares sold                             26,714,935      $ 302,825,616
Shares issued to shareholders in
reinvestment of dividends and
distributions                              471,346          5,345,069
                                    --------------     --------------
Total issued                            27,186,281        308,170,685
Shares redeemed                       (21,417,783)      (244,582,941)
                                    --------------     --------------
Net increase                             5,768,498     $   63,587,744
                                    ==============     ==============


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.



December 31, 2001, Mercury HW International Value VIP Portfolio


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:


                                        12/31/2001      12/31/2000
Distributions paid from:
   Ordinary income                  $   19,176,629     $    3,616,985
   Net long-term capital gains                  --          1,728,083
                                    --------------     --------------

Total taxable distributions         $   19,176,629     $    5,345,068
                                    ==============     ==============



As of December 31, 2001, the components of accumulated earnings
(losses) on a tax basis were as follows:


Undistributed ordinary income--net                    $     8,458,550
Undistributed long-term capital gains--net                         --
                                                      ---------------
Total undistributed earnings--net                           8,458,550
Capital loss carryforward                               (33,676,040)*
Unrealized gains (losses)--net                         (33,822,263)**
                                                      ---------------
Total accumulated earnings (losses)--net              $  (59,039,753)
                                                      ===============



*On December 31, 2001, the Fund had a net capital loss carryforward of approximately $33,676,040, all of which expires 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October capital losses for tax purposes and the deferral of post-October currency losses for tax purposes.


7. Acquisition of International Equity Focus Fund:
On April 30, 2001, the Fund acquired all of the net assets of International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 11,869,420 shares of common stock of International Equity Focus Fund for 10,211,084 shares of common stock of the Fund. International Equity Focus Fund's net assets on that date of $115,814,267, including $4,878,960 of net unrealized depreciation and $16,559,615 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $472,887,106.



DECEMBER 31, 2001, MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO


REPORT OF INDEPENDENT
AUDITORS


To the Board of Trustees of Mercury HW Variable Trust and
Shareholders of the Mercury HW International Value VIP Portfolio:

We have audited the accompanying statement of assets and liabilities of the Mercury HW International Value VIP Portfolio (one of the portfolios comprising the Mercury HW Variable Trust, the "Fund") including the schedule of investments, as of December 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2000, and financial highlights for each of the two years then ended and for the period from June 10, 1998 (commencement of operations) to December 31, 1998, were audited by other auditors, whose report dated February 13, 2001, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury HW International Value VIP Portfolio as of December 31, 2001, the results of its operations and changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
February 5, 2002



December 31, 2001, Mercury HW International Value VIP Portfolio

OFFICERS AND TRUSTEES

INDEPENDENT TRUSTEES
                                                                                           Number Of
                                                                                         Portfolios In    Other
                      Position(s)  Length                                                Fund Complex     Directorships
                      Held         Of Time                                                Overseen By     Held By
Name, Address & Age   With Fund    Served*   Principal Occupation(s) During Past 5 Years    Trustee       Trustee
Joe Grills              Trustee    1997      Member of CIEBA since 1986.                      14          Duke
P.O. Box 98                        to                                                                     Management
Rapidan, VA 22733                  present                                                                Company;
Age: 66                                                                                                   LaSalle
                                                                                                          Street
                                                                                                          Fund; Kimco
                                                                                                          Realty;
                                                                                                          Montpelier
                                                                                                          Foundation


Madeleine A. Kleiner    Trustee    1999      Executive Vice President and General             14          None
9336 Civic Center Drive            to        Counsel, Hilton Hotels Corporation since
Beverly Hills, CA 90210            present   2001; Senior Executive Vice President,
Age: 49                                      Chief Administrative Officer and General
                                             Counsel, H.F. Ahmanson & Company and Home
                                             Savings of America, FSB (banking company)
                                             from 1995 to 1998.


Richard R. West         Trustee    1997      Professor of Finance since 1984, and currently   14          Bowne & Co.,
Box 604                            to        Dean Emeritus of New York University,                        Inc.; Vornado
Genoa, NV 89411                    present   Leonard N. Stern School of Business                          Realty Trust;
Age: 63                                      Administration.                                              Alexander's
                                                                                                          Inc.


*The Trustee's term is unlimited.


December 31, 2001, Mercury HW International Value VIP Portfolio


OFFICERS AND TRUSTEES (CONCLUDED)

FUND OFFICERS




                        Position(s)
                        Held           Length Of
Name, Address & Age     With Fund      Time Served    Principal Occupation(s) During Past 5 Years
Terry K. Glenn          President      1999 to        Chairman, Americas Region since 2001, and Executive
800 Scudders Mill Road                 present        Vice President since 1983 of Fund Asset Management ("FAM") and
Plainsboro, NJ 08536                                  Merrill Lynch Investment Managers, L.P. ("MLIM"); President
Age: 61                                               of Merrill Lynch Mutual Funds since 1999; President of FAM
                                                      Distributors, Inc. ("FAMD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton
                                                      Services, Inc. ("Princeton Services") since 1993; President of
                                                      Princeton Administrators, L.P. since 1988; Director of
                                                      Financial Data Services, Inc., since 1985.


Donald C. Burke         Vice           2000 to        First Vice President of FAM and MLIM since 1997 and the
P.O. Box 9011           President      present        Treasurer thereof since 1999; Senior Vice President and
Princeton,              and Treasurer                 Treasurer of Princeton Services since 1999; Vice President
NJ 08543-9011                                         of FAMD since 1999; Vice President of FAM and MLIM from
Age: 41                                               1990 to 1997; Director of Taxation of MLIM since 1990.


Phillip S. Gillespie    Secretary      2001 to        First Vice President of MLIM since 2001; Director of MLIM
P.O. Box 9011                          present        from 1999 to 2000; Vice President of MLIM in 1999; Attorney
Princeton, NJ 08543-9011                              associated with the Manager and FAM from 1998 to 1999;
Age: 37                                               Assistant General Counsel LGT Asset Management, Inc. from
                                                      1997 to 1998; Senior Counsel and Attorney in the Division
                                                      of Investment Management and the Office of General Counsel at
                                                      the US Securities and Exchange Commission from 1993 to 1997.



Further information about the Fund's Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.



December 31, 2001, Mercury HW International Value VIP Portfolio